UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 30, 2003
                                ----------------

                          PEDIATRIX MEDICAL GROUP, INC.
             (Exact name of registrant as specified in its charter)



          FLORIDA                   0-26762                        65-0271219
          -------                   -------                        ----------
(State or other jurisdiction       (Commission                    (IRS Employer
      of incorporation)            File Number)              Identification No.)




                              1301 Concord Terrace
                           Sunrise, Florida 33323-2825
                           ---------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (954) 384-0175
                                                           --------------

          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  OTHER EVENTS

On October 30, 2003, Pediatrix Medical Group, Inc. (the "Company") issued a press release (the "Press Release") announcing that all class action lawsuits filed against the Company and certain officers and directors in June and July 2003 were voluntarily dismissed without prejudice. The lawsuits were filed following the Company's announcement that a U.S. Attorney's Office is conducting an investigation into the Company's Medicaid billing practices nationwide. This investigation remains active and ongoing.


Item 12. INFORMATION FURNISHED UNDER ITEM 12 (RESULTS OF OPERATIONS AND FINANCIAL CONDITION).


The Company also announced in the Press Release that it re-affirmed its existing financial guidance for the three months ended September 30, 2003. The text of the Press Release is attached as an exhibit hereto and is incorporated herein by reference.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                PEDIATRIX MEDICAL GROUP, INC.


Date:  October 30, 2003         By: /s/ Karl B. Wagner
                                    --------------------------------------------
                                    Karl B. Wagner
                                    Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                         DESCRIPTION
----------                          -----------

99.1                                Press Release dated October 30, 2003.